SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   July 24, 2003
                                                -----------------------


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                         1-8712                      62-0721803
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 271-7733

(Former name or former address, if changed since last report):  Not applicable

Item 7. Financial Statements And Exhibits

         (c) Exhibits.

         99.1     Press Release of Bowater Incorporated dated July 24, 2003


Item 9.   Regulation FD Disclosure.

         The following information is being provided under Item 12, "Results of Operations and Financial Condition."

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On July 24, 2003 Bowater Incorporated issued a press release announcing financial results for the three months ended June 30, 2003, a copy of which is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCOPORATED
                                            (Registrant)


Date:  July 24, 2003                By:     /s/ David G. Maffucci
                                            -----------------------------------
                                            Name: David G. Maffucci
                                            Title: Executive Vice President and
                                                    Chief Financial Officer

                                    EXHIBITS

         99.1     Press release issued by Bowater Incorporated on July 24, 2003